UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

Intersect ENT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Intersect ENT, Inc.

1555 Adams Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 641-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading symbol(s)	Name of Exchange on Which registered:
Common Stock, 0.001 par value	XENT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 2, 2019, Intersect ENT, Inc. (the “Company”) entered into the Second Amendment to Lease (the “Second Amendment”) with Menlo Prepi I, LLC, a Delaware limited liability company, and TPI Investors 9, LLC, a California limited liability company. The Second Amendment amends the original Lease dated March 2, 2012 (the “Original Lease”) as modified by the Amendment to the Lease dated December 17, 2014 (the “First Amendment”), for the Company’s headquarters located at 1555 Adams Drive, Menlo Park, California 94025, which covers approximately 50,373 rentable square feet of office space (the “Premises”). The Second Amendment provides for an extension of the term of the Original Lease as modified by the First Amendment.

Pursuant to the Second Amendment, the term of the Company’s lease is extended by 51 months. Beginning on June 1, 2020, rent for the Premises will be paid on a monthly basis and will increase from $91,207 per month to $251,865 per month for the first 12 months under the Second Amendment and incrementally thereafter to $289,021 per month through September 1, 2024, with an average monthly rent of $266,789. The total amount of rent payable under the Second Amendment is approximately $13.6 million.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated here by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Second Amendment to Lease, by and among Intersect ENT, Inc., Menlo Prepi I, LLC, and TPI Investors 9, LLC, dated as of December 2, 2019.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.
Dated: December 5, 2019

	By:	/s/ David A. Lehman
David A. Lehman
General Counsel and Secretary